UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      April 18, 2007
                                                 ____________________________


                             TD Banknorth Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Delaware                               000-51179                   01-0437984
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine                04112-9540
_____________________________________________________________________________
 (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                   __________________________



                              Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.05  Costs Associated with Exit or Disposal Activities
           _________________________________________________

     As previously reported by TD Banknorth Inc. ("TD
Banknorth") in its definitive proxy statement dated March 16, 2007 and in a Current Report on Form 8-K dated March 21, 2007, TD Banknorth is considering various expense reductions and operational initiatives which are intended to improve its future operating performance. These initiatives are being taken in light of TD Banknorth's recent financial results, the intensely competitive environment for banking services, current economic conditions and TD Banknorth's going-private transaction and are intended to reduce its annual operating expenses by 5% to 8% ($50 to $80 million, respectively) by 2008. TD Banknorth announced that it expected to record pre-tax restructuring charges of approximately $40 million to $100 million in 2007 in connection with these initiatives.

     As a part of these on-going initiatives, on April 18, 2007, the Board of Directors of TD Banknorth approved additional plans that will consolidate certain facilities, operations and employees in connection with the completion of TD Banknorth becoming a wholly-owned subsidiary of The Toronto-Dominion Bank. In connection with these actions, TD Banknorth expects to record a restructuring charge of approximately $16 million to $20 million, pre-tax, in the quarter ended June 30, 2007.


                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         TD BANKNORTH INC.


                         By:  /s/ Stephen J Boyle
                              ___________________________________
                              Name:  Stephen J. Boyle
                              Title: Executive Vice President
                                      and Chief Financial Officer


Date: April 24, 2007